Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,697,320 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2003-7

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$230,592,158
Aggregate Outstanding Principal Balance – Treasury Bill	$34,493,077
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.96%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$196,099,081
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	85.04%
Number of Borrowers	5,837
Average Outstanding Principal Balance Per Borrower	$39,505
Number of Loans	10,430
Average Outstanding Principal Balance Per Loan – Treasury Bill	$44,222
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	$20,321
Weighted Average Remaining Term to Scheduled Maturity	187 months
Weighted Average Annual Interest Rate	6.20%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day Average SOFR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$29,121	*
3.01% to 3.50%	759	9,126,627	4.0%
3.51% to 4.00%	960	15,970,007	6.9
4.01% to 4.50%	1,927	27,258,696	11.8
4.51% to 5.00%	2,192	36,808,016	16.0
5.01% to 5.50%	503	8,890,462	3.9
5.51% to 6.00%	513	9,405,140	4.1
6.01% to 6.50%	845	19,458,824	8.4
6.51% to 7.00%	761	20,431,074	8.9
7.01% to 7.50%	317	11,531,432	5.0
7.51% to 8.00%	654	24,519,968	10.6
8.01% to 8.50%	782	31,996,212	13.9
Equal to or greater than 8.51%	216	15,166,578	6.6

Total	10,430	$230,592,158	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	846	$2,218,732	1.0%
$5,000.00-$ 9,999.99	832	6,202,997	2.7
$10,000.00-$14,999.99	611	7,562,925	3.3
$15,000.00-$19,999.99	495	8,630,642	3.7
$20,000.00-$24,999.99	433	9,770,000	4.2
$25,000.00-$29,999.99	348	9,562,143	4.1
$30,000.00-$34,999.99	310	10,006,330	4.3
$35,000.00-$39,999.99	275	10,307,417	4.5
$40,000.00-$44,999.99	193	8,173,469	3.5
$45,000.00-$49,999.99	177	8,354,532	3.6
$50,000.00-$54,999.99	118	6,197,203	2.7
$55,000.00-$59,999.99	139	7,971,900	3.5
$60,000.00-$64,999.99	103	6,420,473	2.8
$65,000.00-$69,999.99	110	7,406,156	3.2
$70,000.00-$74,999.99	84	6,062,183	2.6
$75,000.00-$79,999.99	58	4,488,433	1.9
$80,000.00-$84,999.99	56	4,617,390	2.0
$85,000.00-$89,999.99	53	4,626,868	2.0
$90,000.00-$94,999.99	53	4,901,945	2.1
$95,000.00-$99,999.99	43	4,206,037	1.8
$100,000.00 and above	500	92,904,383	40.3

Total	5,837	$230,592,158	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	9,560	$202,019,873	87.6%
31-60 days	287	9,041,757	3.9
61-90 days	175	4,987,008	2.2
91-120 days	137	4,331,578	1.9
121-150 days	85	3,433,562	1.5
151-180 days	44	1,446,171	0.6
181-210 days	22	840,546	0.4
Greater than 210 days	120	4,491,664	1.9

Total	10,430	$230,592,158	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	75	$36,185	*
4 to 12	246	316,657	0.1%
13 to 24	451	1,274,797	0.6
25 to 36	1,022	3,743,162	1.6
37 to 48	728	3,979,141	1.7
49 to 60	523	3,997,377	1.7
61 to 72	470	4,844,301	2.1
73 to 84	433	5,649,492	2.4
85 to 96	1,253	15,727,417	6.8
97 to 108	692	11,436,241	5.0
109 to 120	531	10,437,376	4.5
121 to 132	627	14,504,960	6.3
133 to 144	502	13,838,315	6.0
145 to 156	473	13,317,765	5.8
157 to 168	327	11,253,436	4.9
169 to 180	284	9,334,498	4.0
181 to 192	207	7,346,414	3.2
193 to 204	203	8,092,950	3.5
205 to 216	181	7,283,384	3.2
217 to 228	122	6,082,787	2.6
229 to 240	95	5,054,750	2.2
241 to 252	81	4,071,053	1.8
253 to 264	78	3,916,452	1.7
265 to 276	86	3,885,424	1.7
277 to 288	67	4,007,819	1.7
289 to 300	190	16,508,255	7.2
301 to 312	419	34,521,269	15.0
313 to 324	28	3,303,842	1.4
325 to 336	4	321,764	0.1
337 to 348	7	448,903	0.2
349 to 360	2	727,782	0.3
361 and above	23	1,328,191	0.6

Total	10,430	$230,592,158	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	218	$5,991,457	2.6%
Forbearance	637	22,998,389	10.0
Repayment
First year in repayment	39	3,854,647	1.7
Second year in repayment	61	4,205,961	1.8
Third year in repayment	60	4,687,273	2.0
More than 3 years in repayment	9,415	188,854,432	81.9

Total	10,430	$230,592,158	100.0%

(1)
Of the trust student loans in forbearance status, approximately 94 loans with an aggregate outstanding principal balance of $2,365,277, representing 1.03% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 159.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.8	-	207.8
Forbearance	-	11.6	212.2
Repayment	-	-	181.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $5,991,457 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,366,540 or approximately 72.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	96	$2,247,993	1.0%
Alaska	6	183,016	0.1
Arizona	347	6,958,413	3.0
Arkansas	62	1,391,815	0.6
California	960	19,454,493	8.4
Colorado	187	3,837,460	1.7
Connecticut	144	2,369,533	1.0
Delaware	24	624,962	0.3
District of Columbia	34	621,636	0.3
Florida	972	32,566,513	14.1
Georgia	383	9,690,708	4.2
Hawaii	41	466,431	0.2
Idaho	46	911,641	0.4
Illinois	367	7,290,656	3.2
Indiana	626	14,073,911	6.1
Iowa	20	377,173	0.2
Kansas	145	3,033,851	1.3
Kentucky	115	2,437,202	1.1
Louisiana	391	7,486,363	3.2
Maine	63	2,417,543	1.0
Maryland	284	7,015,389	3.0
Massachusetts	268	3,603,572	1.6
Michigan	204	3,937,173	1.7
Minnesota	124	2,970,827	1.3
Mississippi	94	1,938,060	0.8
Missouri	191	3,797,541	1.6
Montana	16	239,820	0.1
Nebraska	26	329,864	0.1
Nevada	62	1,258,030	0.5
New Hampshire	89	1,856,743	0.8
New Jersey	244	3,999,516	1.7
New Mexico	29	706,785	0.3
New York	771	13,648,609	5.9
North Carolina	275	6,253,902	2.7
North Dakota	6	271,116	0.1
Ohio	65	1,889,281	0.8
Oklahoma	156	3,240,770	1.4
Oregon	120	2,893,785	1.3
Pennsylvania	305	5,898,640	2.6
Rhode Island	23	364,932	0.2
South Carolina	142	4,498,025	2.0
South Dakota	8	176,358	0.1
Tennessee	147	4,108,177	1.8
Texas	913	19,862,045	8.6
Utah	42	1,049,123	0.5
Vermont	21	626,078	0.3
Virginia	304	6,381,448	2.8
Washington	244	4,052,010	1.8
West Virginia	60	1,344,663	0.6
Wisconsin	88	1,618,050	0.7
Wyoming	4	28,102	*
Other	76	2,292,413	1.0

Total	10,430	$230,592,158	100.00%

*	Represents a percentage greater than 0% but less than 0.05%.

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	5,263	$95,978,748	41.6%
Other Repayment Options(1)	3,545	67,083,426	29.1
Income-driven Repayment(2)	1,622	67,529,984	29.3

Total	10,430	$230,592,158	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 47 loans with an aggregate outstanding principal balance of $1,653,037 currently in an interest-only period.  These interest-only loans represent approximately 0.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	5,192	$95,035,956	41.2%
Unsubsidized	5,238	135,556,202	58.8

Total	10,430	$230,592,158	100.0%
2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	24	$1,746,791	0.8%
October 1, 1993 through June 30, 2006	10,406	228,845,367	99.2
July 1, 2006 and later	0	0	0.0

Total	10,430	$230,592,158	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	225	$3,289,491	1.4%
College Assist	2	184,390	0.1
Educational Credit Management Corporation	636	13,698,484	5.9
Great Lakes Higher Education Corporation	7,196	167,960,964	72.8
Kentucky Higher Educ. Asst. Auth.	353	6,594,474	2.9
Michigan Guaranty Agency	106	1,706,896	0.7
Oklahoma Guaranteed Stud Loan Prog	122	2,146,458	0.9
Pennsylvania Higher Education Assistance Agency	493	10,137,966	4.4
Texas Guaranteed Student Loan Corp	1,297	24,873,036	10.8

Total	10,430	$230,592,158	100.0%

2003-7